Nasdaq SFNC Exhibit 99.2 rd 3 Quarter 2025 Earnings Presentation October 16, 2025

Company Overview Simmons First National Corporation A Mid-South based financial holding company serving our $24.2 $19.8 customers and the communities where we work and live since 1903 BILLION BILLION TOTAL ASSETS TOTAL DEPOSITS $9.3 $17.2 CONSECUTIVE YEARS 3 116 PAYING DIVIDENDS BILLION BILLION ASSETS UNDER TOTAL LOANS MANAGEMENT/ ADMINISTRATION YEARS OF SERVICE 122 15.07% 8.53% 1 TOTAL RBC RATIO TCE RATIO FINANCIAL CENTERS 223 ACROSS SIX STATES 4.6% 87% 2 DIVIDEND YIELD LOAN TO DEPOSIT RATIO 1.50% 168% ACL TO TOTAL NPL COVERAGE LOANS RATIO Figures presented on this slide are as of September 30, 2025, unless otherwise noted 2 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 2 Based on October 9, 2025, closing stock price of $19.06 and annualized dividend rate of $0.85 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors

3Q25 Financial Highlights 3

3Q25 Highlights

- **Completed Balance Sheet Repositioning**
  - Net proceeds from common equity offering of ~$327M
  - Sold securities with a fair market value of ~$2.4B; after-tax loss of ~$626M
  - Proceeds from securities sale primarily used to deleverage the balance sheet by paying down higher cost deposits and wholesale borrowings
- **Strong-top-line growth**
  - Adjusted total revenue[1] up 9% and adjusted PPNR[1] up 20%
  - Net interest margin at 3.50%, up 44 bps
  - Adjusted efficiency ratio[1] improves 280 bps
  - Total loans at $17.2B, up 2% on a linked quarter annualized basis
  - Deleveraging drives decline in total deposits while improving deposit mix and costs
- **Credit quality metrics remain sound**
  - Net charge-offs at 25 bps; provision expense exceeded net charge-offs by $4.5M
  - ACL ratio ends 3Q25 at 1.50%, up 2 bps
- **Strong capital position**
  - TCE ratio[1] at 8.5%, up 7 bps linked quarter
  - Total risk-based capital ratio at 15.1%, up 65 bps

	Reported	Adjusted[1]	LQ Change
Net income	$(562.8)M	$64.9M	16%[1]
EPS (diluted)	$(4.00)	$0.46	5%[1]
ROAA	(8.96)%	1.03%	19 bps[1]
Revenue	$(569.5)M	$232.5M	9%[1]
PPNR[1]	$(711.6)M	$92.8M	20%[1]
NIM	3.50%		44 bps
NCO ratio	25 bps		-
ACL ratio	1.50%		2 bps
NPL/Loans	90 bps		(2) bps
TCE ratio[1]	8.5%		7 bps

Comparisons on this page are 3Q25 vs 2Q25, unless otherwise noted
Bps = basis points
LQ = linked quarter (3Q25 vs 2Q25)
LQ Change – represents 3Q25 results vs 2Q25 results (provided that for the Net Income, EPS, ROAA, Revenue, and PPNR lines, represents 3Q25 adjusted results vs 2Q25 adjusted results)
1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations

4

Run-rate performance exceeds balance sheet repositioning guidance across the board

	Repositioning Guidance[4]	Reported 3Q25	Sept-25 Run-Rate[3]	
Net Interest Margin (FTE)[1]	3.50%	3.50%	3.76%	✓
Net Interest Income (% growth)	10%	9%	13%	✓
Pre-Provision Net Revenue[2] (% growth)	21%	20%	25%	✓
Adjusted ROAA[2]	1.10%	1.03%	1.15%	✓
Adjusted ROTCE[2]	14.0%	13.6%	14.9%	✓
CET1 Ratio	11.5%	11.5%		✓
Total Risk-Based Capital Ratio	13.5%	15.1%		✓

Commentary

- 3Q results reflect a partial impact from balance sheet repositioning
- Sept-25 run-rate outperforms initial guidance from balance sheet repositioning
- Expect 4Q25 NIM to be 3.65%+
  - Assumes full impact of September rate cut and an additional 25 bps cut in October
  - Continued positive fixed rate loan repricing
  - Full quarter impact of hedging program

Sustainable performance in all key financial metrics with upside potential from strategic initiatives

1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135%
2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations
3 Sept-25 run rate reflects month of September results and is presented for informational purposes only. Percentage growth rates have been quarterized, are not guarantees of future performance, and may not reflect actual results for any full quarterly or annual period
4 Issued by the Company as of September 9, 2025, and not subsequently updated. Presented here for historical informational purposes only

5

Income Statement Highlights 2 2 Net Interest Income Adjusted Total Revenue Adjusted PPNR $ in millions $ in millions $ in millions $232.5 +9% $92.8 $186.7 +20% +9% $214.2 $77.3 $209.6 $208.5 $203.2 $171.8 $69.2 $66.4 $66.0 $164.9 $163.4 $157.7 3Q24 4Q24 1Q25 2Q25 3Q25 3Q24 4Q24 1Q25 2Q25 3Q25 3Q24 4Q24 1Q25 2Q25 3Q25 1 NIM 2.74% 3.06% 3.50% 2.87% 2.95% 2 2 2 Adjusted NIE Adjusted Net Income Adjusted Diluted EPS $ in millions $ in millions +5% +16% $64.9 $143.6 $0.46 $0.44 $56.1 $0.39 $139.7 $49.6 $0.37 $139.3 $46.0 $136.8 $136.8 $33.1 $0.26 3Q24 4Q24 1Q25 2Q25 3Q25 3Q24 4Q24 1Q25 2Q25 3Q25 3Q24 4Q24 1Q25 2Q25 3Q25 PPNR – Pre-provision net revenue NIE – Noninterest Expense 6 EPS – Earnings per Share 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Net Interest Margin (FTE)

Net Interest Margin[1]

FTE (%)



+76 bps
2.74%
2.87%
2.95%
3.06%
+44 bps
3.50%
3Q24
4Q24
1Q25
2Q25
3Q25

Select Yields/Rates

FTE (%)



6.44
6.32
6.20
6.26
6.31
3.63
3.54
3.48
3.48
4.01
2.79
2.60
2.44
2.36
2.25
3Q24
4Q24
1Q25
2Q25
3Q25
Loan Yield (FTE)
Securities (FTE)
Cost of Deposits

Deleveraging Evolution[2]

$ in billions; Average Balances



2Q25
July-25
Aug-25
Sept-25
NIM¹
3.06%
3.18%
3.62%
3.76%
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$-
$(4.0)
$(8.0)
$(12.0)
$(16.0)
$(20.0)
$(24.0)
26%
24%
16%
16%
73%
74%
81%
82%
81%
82%
86%
87%
17%
17%
12%
10%
2%
1%
2%
3%
Customer deposits
Wholesale funding
Subordinated debt
Loans
Securities
Other earning assets

Net Interest Margin Evolution[1]

FTE



3.06%
38 bps
4 bps
3 bps
(1) bps
3.50%
2Q25
BS Repositioning
Loan Yield
Funding Rate
Other
3Q25

Commentary

(3Q25 vs 2Q25)

- 6th consecutive quarter of NIM expansion; 3Q25 NIM expansion primarily due to balance sheet repositioning
- Expect 4Q25 NIM[1] to be **3.65%+**
- Focused on maintaining loan pricing discipline and continued proactive deposit pricing management
  - 5 bps increase in loan yields
  - 11 bps decrease in deposit costs
  - Fixed-rate asset repricing remains a tailwind
- Swap income of $7.5 million in 3Q25 compared to $8.1 million in 2Q25

1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135%

2 Percentages in the NIM and Deleveraging Evolution graph represent average loans, securities and other earning assets as a percentage of total average earnings assets, and average customer deposits, and wholesale funding (brokered deposits and FHLB/other borrowings) as a percentage of average interest bearing liabilities

FTE – Fully taxable equivalent using an effective tax rate of 26.135%

BS – Balance Sheet

7

Noninterest Income

$ in millions	3Q25		Adjusted 3Q25 vs Adjusted			
	Reported	Adjusted[1]	2Q25		3Q24	
Service charges on deposit accounts	$ 13.0	$ 13.0	$ 0.5	4 %	$ 0.3	3 %
Wealth management fees	10.0	10.0	0.5	5	0.9	10
Debit and credit card fees	8.5	8.5	(0.1)	(1)	0.3	4
Mortgage lending income	2.3	2.3	0.6	34	0.3	15
Bank owned life insurance	3.9	3.9	0.1	1	0.2	5
Swap fee income	0.9	0.9	0.1	9	0.2	24
Other service charges and fees	1.5	1.5	0.2	12	-	(2)
Other	5.2	5.8	1.8	45	(1.8)	(24)
	45.3	45.9	3.5	8	0.4	1
Gain (loss) on sale of securities (pre-tax)	(801.5)	-	-	-	-	-
Total noninterest income	**$(756.2)**	**$ 45.9**	**$ 3.5**	**8 %**	**$ 0.4**	**1 %**

Commentary

- Continued focus on driving growth along major fee-based businesses results in 3Q25 fee income at top end of management expectations
- Increase in service charges on deposit accounts reflects growth in consumer accounts and performance in commercial treasury management
- Linked quarter increase in "Other" noninterest income primarily driven by negative SBIC valuation adjustments in 2Q25
- Sold ~$2.4 billion of securities (fair value) for a pre-tax loss of ~$801.5 million or ~$626 million after-tax loss

Adjusted Total Revenue Per Employee (FTE)[1]

($ in thousands)



$68.4
$70.8
$71.1
$72.7
$80.7
3Q24
4Q24
1Q25
2Q25
3Q25

Adjusted Noninterest Income to Adjusted Total Revenue[1]



22.4%
20.9%
22.0%
19.8%
19.7%
3Q24
4Q24
1Q25
2Q25
3Q25

Adjusted PPNR per Avg. Diluted Share[1]



+8%
$0.53
$0.55
$0.52
$0.61
$0.66
3Q24
4Q24
1Q25
2Q25
3Q25

Totals may not foot due to rounding
FTE – Full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

8

Noninterest Expense

$ in millions	3Q25 Reported	3Q25 Adjusted[1]	Adjusted 3Q25 vs Adjusted 2Q25 ($)	Adjusted 3Q25 vs Adjusted 2Q25 (%)	Adjusted 3Q25 vs Adjusted 3Q24 ($)	Adjusted 3Q25 vs Adjusted 3Q24 (%)
Salaries and employee benefits	$ 76.2	$ 75.9	$ 3.7	5 %	$ 6.8	10 %
Occupancy expense, net	12.1	11.7	0.2	2	(0.3)	(3)
Furniture and equipment	5.3	5.3	(0.2)	(4)	(0.4)	(6)
Deposit insurance	5.2	5.2	0.3	5	(0.4)	(7)
OREO and foreclosure expense	0.2	0.2	-	(7)	0.1	130
Other	43.0	41.5	(1.1)	(2)	(2.9)	(7)
Total noninterest expense	**$142.0**	**$139.7**	**$ 2.9**	**2 %**	**$ 2.9**	**2 %**

Commentary

- 3Q25 noninterest expense at top end of management expectations
  - Full-year expenses projected to beat previously issued 2% growth guidance while absorbing 1Q25 fraud event
- Linked quarter increase in salaries and employee benefits primarily reflects YTD accrual true-ups
- "Other" noninterest expense improved linked quarter due to $1.6 million fraud recovery in 3Q25
- Adjusted efficiency ratio improves 280 bps on a linked quarter basis



Adjusted Efficiency Ratio[1]
280 bps improvement
63.38%
62.89%
64.75%
60.52%
57.72%
3Q24
4Q24
1Q25
2Q25
3Q25



Employees (FTE)
2,972
2,946
2,949
2,947
2,883
3Q24
4Q24
1Q25
2Q25
3Q25



# of Financial Centers
234
222
222
223
223
3Q24
4Q24
1Q25
2Q25
3Q25

Note: Numbers may not add due to rounding
FTE – full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

9

Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 10

Deposits

Deposit Mix

$ in billions; Period End Balances

Decline in total deposits reflects reduction of higher rate, non-relationship wholesale and public fund deposits as part of balance sheet repositioning



$21.9
$21.9
$21.7
$21.8
$19.8
$3.4
$2.7
$3.3
$8.0
$4.5
$3.3
$2.8
$3.1
$8.2
$4.5
$2.9
$3.0
$3.0
$8.3
$4.5
$3.2
$2.7
$2.9
$8.5
$4.5
$1.8
$2.2
$2.9
$8.5
$4.4
3Q24
4Q24
1Q25
2Q25
3Q25
Noninterest Bearing
Interest Bearing Transaction Accounts
Time Deposits
Public Funds (interest bearing)
Brokered Deposits

Evolution of Funding Rates

65% interest bearing deposit beta since 2Q24[1]



Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
3.65%
4.52%
4.99%
5.26%
5.33%
5.33%
5.33%
5.27%
4.66%
4.33%
4.33%
4.30%
1.41%
2.10%
2.57%
3.06%
3.31%
3.48%
3.53%
3.52%
3.28%
3.05%
2.97%
2.86%
1.02%
1.58%
1.96%
2.37%
2.58%
2.75%
2.79%
2.79%
2.60%
2.44%
2.36%
2.25%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25

As a Percentage of Total Deposits

Period End Balances

	2Q25	3Q25
Noninterest bearing	20.5%	22.1%
Interest bearing transaction accounts	39.0%	42.8%
Time deposits	13.4%	14.7%
Public funds (interest bearing)	12.3%	11.1%
Customer deposits	85.2%	90.7%
Brokered deposits	14.8%	9.3%

Commentary

- Balance sheet repositioning results in improved mix of deposits
  - Noninterest bearing deposits represent 22.1% of total deposits
  - Lower cost interest bearing transaction accounts represent 42.8% of total deposits
- **11 basis point decrease** in cost of deposits on a linked quarter basis
- Focus remains on optimizing deposit balances and proactively managing costs
- **~77% of deposits** are FDIC insured or are collateralized deposits

Source: Average Fed Funds rate based on data from www.macrotrends.net

1 Deposit beta calculated as change in cost of deposits from 2Q24 to 3Q25 divided by the change in quarterly average Federal Funds Effective rate for 2Q24 vs 3Q25

11

Securities and Liquidity 2 Securities Portfolio Summary Securities Portfolio Bond Ratings Securities Portfolio by Type $ in millions 5% 2% 1 Yield (FTE) Effective Duration At September 30, 2025 At September 30, 2025 AFS 25% AFS AFS Fixed Rate U.S. Guaranteed/GSE $2,508 Municipal 3.34% 13.02 Aaa/AAA 406 MBS/CMO 2.61 5.33 Aa/AA 656 Treasury/Agency 3.71 0.64 A 88 Corporate 5.97 0.97 Baa/BBB 133 Other 2.46 8.29 68% Not Rated 10 Variable Rate 4.68 - Treasury/Agency States and Political Subdivisions Total $3,801 MBS/CMO Corporate & Other Total 3.23% 6.31 Additional Liquidity Sources Wholesale Funding $ in millions $ in millions September 30, Change vs FHLB borrowing availability $ 6,134 2025 2Q25 Unpledged securities 1,575 Brokered deposits $1,841 $(1,396) Fed Funds lines and Fed Discount Window 1,824 FF purchased/securities sold 22 (9) FHLB advances 3 (615) Other 16 - Total at 9.30.25 $9,533 Total $1,882 $(2,020) 3 Uninsured, non-collateralized deposits $4,459 Wholesale Funding / Total Funding = 9.5% Coverage ratio 2.1x FTE – fully taxable equivalent using an effective tax rate of 26.135% Data presented on this slide is as of September 30, 2025, unless otherwise noted 12 1 Effective yield of securities portfolio at 9/30/25 2 Bond ratings reflect highest rating by Moody's Investors Service, Inc., Standard & Poor's or Fitch Ratings 3 Uninsured, non-collateralized deposits represent uninsured deposits of Simmons Bank, less the uninsured portion of collateralized deposits, and deposit balances of SFNC subsidiaries. See appendix for Non-GAAP reconciliations

Interest Rate Sensitivity

Loan Portfolio – Repricing and Maturity (contractual)

At September 30, 2025
In millions

	Repricing Term						Rate Structure	
	3 mo or less	3-12 mo	1-3 years	3-5 years	Over 5 years	Total	Variable	Fixed
RE - Construction	$ 2,412.5	$ 143.7	$ 235.8	$ 73.8	$ 9.0	$ 2,874.8	$ 2,316.4	$ 558.4
RE - Commercial	3,158.3	912.7	2,477.6	707.2	619.9	7,875.7	3,349.9	4,525.8
RE - Single-Family	634.2	287.4	597.1	394.3	704.8	2,617.8	1,429.5	1,188.3
Commercial	1,535.8	96.1	399.8	260.2	105.4	2,397.4	1,573.2	824.2
Consumer	215.0	11.9	40.3	10.1	8.0	285.4	207.4	78.0
Other[1]	733.7	32.3	48.0	41.1	282.8	1,137.8	723.3	414.5
Total	$ 8,689.5	$ 1,484.1	$ 3,798.6	$ 1,486.7	$ 1,729.9	$ 17,188.8	$ 9,599.7	$ 7,589.1
Weighted average rate [2]	*7.16%*	*5.34%*	*5.46%*	*6.16%*	*4.69%*	*6.26%*	*6.95%*	*5.44%*

Note: Weighted average rates in the table above are based on contractual repricing and maturity. Does not include the impact of Hedging Program summarized on Slide 14

CD Maturities (over the next 12 months)

$ in millions



Weighted Average Rates
3.72%
4.36%
3.58%
4.12%
3.30%
4.24%
3.04%
$1,455.3
$830.9
$1,001.9
$264.6
$337.4
$101.3
$214.6
4Q25
1Q26
2Q26
3Q26
Customer CDs
Brokered CDs

Additional Interest Rate Sensitivity Factors

- **~$100 million** of projected securities principal maturities per quarter[3]
- **~$2.3 billion** of projected cash flows from fixed rate loans at a **weighted average rate of 5.75%**[4]
- **~29% of customer interest bearing deposits**[5] are tied to index rates, principally Fed Funds target rate
- **$1.625 billion Hedging Program** summarized on slide 14

Balance Sheet Interest Rate Sensitivity

Over the next 12 months (estimated)

Change in Interest Rates	% Impact on Net Interest Income
Down 25 bps	**(0.5)%**
Down 50 bps	**(0.9)%**
Down 75 bps	**(1.2)%**

Assumes a gradual change in interest rates and static balance sheet as of September 30, 2025. Interest rate cuts are assumed in October 2025, December 2025 and April 2026

Totals may not add due to rounding
1 Other includes agriculture, mortgage warehouse and other loans
2 Weighted average rates do not include mortgage warehouse and credit card portfolios
3 Projections over the next 12 months assuming a static balance sheet as of September 30, 2025
4 Cash flows from fixed rate loans over the next 12 months includes prepayment assumptions and are based on the forward rate curve
5 Customer interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered deposits

13

Hedging Program

Hedging Program Strategy

- Net interest income (NII) sensitivity moved from liability sensitive to asset sensitive post balance sheet restructure
- Evolved 3Q25 hedging strategy to protect NII from falling rates
- Executed $1.625 billion of interest rate swaps in 3Q25 to reduce negative impact of falling rates by ~50% resulting in near neutral IRR position
  - Added $1.0 billion combination spot and forward starting receive fixed swaps to hedge variable rate loans
  - Added $300 million combination spot and forward starting receive fixed swaps to hedge variable rate CMBS
  - Added $325 million combination spot and forward starting receive fixed swaps to hedge recently issued fixed rate subordinated debt

Estimated Future Swap Income[1]

$ in millions; Based on forward rates



$6.2
$5.7
$5.3
$5.1
$5.0
4Q25
1Q26
2Q26
3Q26
4Q26

			Quarterly Average (Notional)						Annual Average (Notional)			
Hedged Item	**Quarter Initiated**	**Rate Protection**	**3Q25**	**4Q25**	**1Q26**	**2Q26**	**3Q26**	**4Q26**	**2027**	**2028**	**2029**	**2030**
Variable rate loans	3Q25	Down rate	$ 573.4	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 899.6	$ 209.6	$ -
Varibale rate CMBS	3Q25	Down rate	117.4	300.0	300.0	300.0	260.9	200.0	130.4	-	-	-
Subordinated debt	3Q25	Down rate	67.1	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	244.0
Fixed rate munis	3Q21	Up rate	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	937.2	54.2	-
Net Asset Swap Position (up rate - down rate)			**$ (243.8)**	**$ 623.3**	**$ 623.3**	**$ 623.3**	**$ 584.2**	**$ 523.3**	**$ 453.7**	**$ 287.4**	**$ 480.4**	**$ 244.0**

			Quarterly Fixed Rate						Annual Fixed Rate			
Hedged Item	**Receive**	**Pay**	**3Q25**	**4Q25**	**1Q26**	**2Q26**	**3Q26**	**4Q26**	**2027**	**2028**	**2029**	**2030**
Variable rate loans	Fixed	1M SOFR	4.03%	4.03%	3.59%	3.24%	3.24%	3.24%	3.24%	3.26%	3.22%	-
Varibale rate CMBS	Fixed	1M SOFR	3.82%	3.82%	3.82%	3.82%	3.53%	3.07%	3.07%	-	-	-
Subordinated debt	Fixed	SOFR 30D average	3.56%	3.56%	3.56%	3.56%	3.56%	3.07%	3.07%	3.07%	3.07%	3.07%
Fixed rate munis	Fed effective	Fixed	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.22%	1.22%	-

Totals may not add due to rounding

1 Estimated swap income based on projected forward effective fed funds rates as of September 30, 2025. Does not include potential impact of hedge ineffectiveness that is recorded in interest income.

14

Capital: Economic Capital[3] improves across the board following balance sheet repositioning

Tier 1 Leverage Ratio[1]



10.0%
8.2%
9.6%
Reported
Adj. HTM Loss[2,3]
2Q25
3Q25
Well Capitalized
5.0%

CET 1 Capital Ratio[1]



12.4%
9.9%
11.5%
2Q25
3Q25
Well Capitalized
6.5%

Capital Ratios (at 9/30/25)

CET 1 Capital Ratio	Total Risk-Based Capital Ratio
11.5%	15.1%
Equity to Assets	**Tangible Common Equity Ratio[2]**
13.9%	8.5%

Tier 1 Risk-Based Capital Ratio[1]



12.4%
9.9%
11.5%
2Q25
3Q25
Well Capitalized
8.0%

Total Risk-Based Capital Ratio[1]



14.4%
12.0%
15.1%
2Q25
3Q25
Well Capitalized
10.0%

Subordinated Debt

$37M of subordinated debt due 2030 redeemed and paid in full on July 31, 2025

$330M of subordinated debt due 2028 redeemed and paid in full on October 1, 2025

$325M of subordinated debt due 2035 issued during 3Q25. See slide 14 for more information on the hedging instrument that converts the debt from fixed rate to floating rate

Term/Structure	Maturity Date	Call Date	Amount	Current Coupon
10 yr NC 5	10/1/2035	10/1/2030	$325M	6.25%

1 3Q25 data as of September 30, 2025, 2Q25 data as of June 30, 2025, and 3Q24 data as of September 30, 2024
2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations
3 Economic Capital Inclusive of after-tax loss from transfer of HTM portfolio to AFS of ~$501 million

15

Loan Portfolio 16

Loans: Well-diversified, granular portfolio and conservative credit culture



Loan Portfolio Waterfall
$ in millions
$17,111
Total loans at 6/30/25
$2,113
Funded loans /advances
$(2,171)
Paydowns/ payoffs
$136
Other[1]
$17,189
Total loans at 9/30/25



Linked Quarter Change by Loan Type
$ in millions
Total Loans $78
RE – Commercial $(85)
RE – Construction $90
Commercial[2] $(39)
RE – Single Family $(8)
Consumer & Other $(16)
Agricultural $20
Mortgage Warehouse $120
Run-Off Portfolio[3] $(4)



Unfunded Commitments
$ in millions
RE - Construction
Commercial
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other
$3,681
$3,739
$3,888
$3,947
$3,955
3Q24
4Q24
1Q25
2Q25
3Q25
94% variable rate
• 62% tied to Prime
• 38% tied to SOFR

Commentary

- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Total loans at $17.2 billion, up 2% on a linked quarter annualized basis
- Unfunded commitments increased for 4th consecutive quarter
- Minimal exposure to Shared National Credits (SNC)
  - SNC totaled ~1% of total loans
  - Additional banking relationships with all borrowers

1 "Other" includes linked quarter change associated with loan portfolios impacted by seasonality (agricultural, mortgage warehouse and credit cards) and change in run-off portfolio
2 Commercial loan change excludes the impact of loans included in the run-off portfolio
3 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

17

Pipelines: Represent opportunities that meet disciplined appetite for credit and pricing Commercial Loan Pipeline by Category $ in millions Opportunity Proposal Ready to Close $1,815 $1,631 $1,611 Commentary $757 $1,265 $490 ❑ Continued focus on maintaining prudent underwriting $1,244 $564 standards and pricing discipline $1,013 $1,002 $552 $549 ❑ $490 million of ready to close loans in the commercial $249 $292 $436 1 $330 $381 pipeline as of September 30, 2025, with a rate of 7.19% $121 $168 $199 $147 ❑ Mortgage loan originations in 3Q25 ❑ 80% purchase ❑ 20% refinance $485 $551 $527 $514 $809 $775 $685 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Rate Ready to 8.38% 8.68% 8.31% 7.93% 7.39% 7.35% 7.19% 1 Close Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $31 $25 $27 $27 $29 $32 $16 $111 $110 $96 $89 $78 $75 $69 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 18

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification
By State


$16.6B[1]
33%
19%
13%
9%
4%
2%
20%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Dallas-Plano-Irving	9.3%	9.1%
Houston-Sugarland-Baytown	9.2%	8.7%
Little Rock-North Little Rock-Conway	6.0%	6.7%
Nashville-Davidson-Murfreesboro	4.9%	5.6%
Memphis	4.8%	4.7%
Fort Worth-Arlington	4.0%	4.0%
Fayetteville-Springdale-Rogers	3.3%	3.1%
St. Louis	2.6%	2.4%
Kansas City	2.2%	2.5%
Jonesboro	2.2%	2.0%

Office (non-owner occupied permanent)
By State


$0.7B
46%
13%
13%
8%
2%
2%
16%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 9/30/25
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$2.2M
Median Loan Size	$0.5M
Number of Loans <$1M	63%
Average LTV	46.7%
Weighted Average LTV	54.4%

Multifamily (permanent)
By State


$0.9B
38%
17%
14%
5%
5%
10%
11%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 9/30/25
NPL Ratio	0.87%
Past Due 30+ Days	0.00%
Average Loan Size	$3.0M
Median Loan Size	$0.6M
Number of Loans <$1M	65%
Average LTV	51.3%
Weighted Average LTV	61.0%

Retail (non-owner occupied permanent)
By State


$0.9B
47%
15%
10%
7%
5%
1%
15%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 9/30/25
NPL Ratio	0.20%
Past Due 30+ Days	0.02%
Average Loan Size	$1.8M
Median Loan Size	$1.0M
Number of Loans <$1M	51%
Average LTV	47.8%
Weighted Average LTV	55.5%

Data shown above as of September 30, 2025
1 Total loans or commitments excluding credit card portfolio and mortgage warehouse

19

CLD: Quick recycling of capital given short duration of portfolio

Construction and Land Development (CLD)

By State


$2.9B
43%
27%
2%
2%
4%
13%
9%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Top 10 MSAs	% of Total Loans	% of Total Commitments
Dallas-Plano-Irving	10.6%	10.7%
Nashville-Davidson-Murfreesboro	9.0%	10.1%
Houston-Sugarland-Baytown	8.7%	8.3%
Memphis	6.1%	5.3%
Little Rock-North Little Rock-Conway	5.6%	4.9%
Fort Worth-Arlington	4.1%	4.4%
Corpus Christi	3.0%	2.5%
Fayetteville-Springdale-Rogers	2.7%	2.6%
Orlando-Kissimmee-Sanford	2.5%	2.6%
Phoenix-Mesa-Glendale	1.7%	3.8%

Key Statistics	At 9/30/25
NPL Ratio	0.32%
Past Due 30+ Days	0.01%
Average Loan Size	$1.4M
Median Loan Size	$0.3M
Number of Loans <$1M	83%
Average LTV	56.0%
Weighted Average LTV	52.7%
Weighted Average Maturity	~20 months

CLD - Multifamily

By State


$0.8B
45%
14%
17%
17%
7%
Texas
Arkansas
Tennessee
Florida
Other

Key Statistics	At 9/30/25
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$19.1M
Median Loan Size	$19.1M
Number of Loans <$1M	26%
Average LTV	48.1%
Weighted Average LTV	49.1%
Weighted Average Maturity	~14 months

CLD - Industrial Warehouse (non-owner occupied)

By State


$0.6B
24%
44%
5%
5%
6%
16%
Texas
Tennessee
Missouri
Kansas
Florida
Other

Key Statistics	At 9/30/25
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$11.9M
Median Loan Size	$7.6M
Number of Loans <$1M	35%
Average LTV	37.5%
Weighted Average LTV	43.9%
Weighted Average Maturity	~12 months

Data shown above as of September 30, 2025

20

Loans: Loan portfolio by type and key credit metrics

$ in millions	as of June 30, 2025 Balance $	as of June 30, 2025 % of Total Loans	as of September 30, 2025 Balance $	% of Total Loans	Past Due 30+ Days $	Classified $	Nonperforming $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	176	1%	173	1%	2	1	1	-	3.46%	-
Consumer – Other	124	1%	112	1%	1	-	-	32	3.11%	0.76%
Real Estate – Construction	2,785	16%	2,875	17%	-	12	9	1,826	1.45%	1.05%
Real Estate – Commercial	7,961	47%	7,876	46%	2	336	81	302	1.58%	0.37%
Real Estate - Single-family	2,626	15%	2,618	15%	12	37	31	308	1.61%	0.88%
Commercial	2,440	14%	2,397	14%	3	52	30	1,373	1.45%	0.16%
Mortgage Warehouse	324	2%	444	2%	-	-	-	-	0.20%	-
Agriculture	333	2%	353	2%	-	2	1	114	0.61%	0.13%
Other	342	2%	341	2%	-	1	1	-	0.75%	5.74%
Total Loan Portfolio	**17,111**	**100%**	**17,189**	**100%**	**20**	**441**	**154**	**3,955**	**1.50%**	**0.65%**
Loan Concentration (Holding Company Level)										
C&D	94%		96%							
CRE	268%		268%							
Select Loan Categories										
Retail	1,164	7%	1,158	7%	-	4	2	110	0.99%	0.76%
Nursing / Extended Care	231	1%	229	1%	1	108	-	1	7.48%	0.03%
Healthcare	586	3%	554	3%	-	21	3	98	1.21%	0.14%
Multifamily	1,852	11%	1,734	10%	-	33	8	490	1.33%	0.25%
Hotel	698	4%	697	4%	-	60	27	158	3.79%	1.58%
Restaurant	603	4%	611	4%	-	36	28	26	3.60%	0.46%
NOO Office	782	5%	808	5%	-	20	8	106	2.43%	0.82%
NOO Industrial Warehouse	1,371	8%	1,444	8%	-	19	-	400	0.34%	0.14%
Run-Off Portfolio[1]	47	<1%	43	<1%	1	4	3	1	6.50%	-

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

21

Credit Quality 22

Credit Quality: Nonperforming and past due loans

Nonperforming Loans

$ in millions



$101.7
$7.4
$94.3
$110.8
$5.5
$105.3
$152.4
$49.8
$3.8
$98.8
$157.2
$49.6
$3.5
$104.1
$153.9
$49.3
$3.3
$101.3
3Q24
4Q24
1Q25
2Q25
3Q25
Core Portfolio
Run-Off Portfolio1
Two Specific Credit Relationships2

Nonperforming Loans Evolution

$ in millions



$157.2
$(0.7)
$3.9
$(3.5)
$(3.1)
$0.6
$(0.2)
$(0.3)
$153.9
2Q25
RE - Construction
RE - Commercial
RE – Single Family
Commercial
Consumer & Other3
Run-Off Portfolio1
Two Specific Credit Relationships2
3Q25

Nonperforming Loans / Total Loans[4]



Strategic decision to de-risk certain elements of the loan portfolio through the planned exit of particular acquired non-relationship credits
Annual
Quarterly
0.65%
0.96%
0.57%
0.37%
0.50%
0.65%
0.59%
0.65%
0.89%
0.92%
0.90%
0.60%
0.63%
0.61%
NPL Ratio
NPL Ratio, excluding Two Specific Credit Relationships5
2019
2020
2021
2022
2023
2024
3Q24
4Q24
1Q25
2Q25
3Q25

Nonperforming Assets / Total Assets[4]



Annual
Quarterly
0.55%
0.64%
0.31%
0.23%
0.33%
0.45%
0.38%
0.45%
0.61%
0.62%
0.66%
0.42%
0.44%
0.46%
NPA to Assets
NPA to Assets, excluding Two Specific Credit Relationships5
2019
2020
2021
2022
2023
2024
3Q24
4Q24
1Q25
2Q25
3Q25

Past Due 30-89 days / Total Loans[4]



Annual
Quarterly
0.24%
0.21%
0.11%
0.18%
0.24%
0.22%
0.20%
0.22%
0.21%
0.17%
0.11%
2019
2020
2021
2022
2023
2024
3Q24
4Q24
1Q25
2Q25
3Q25

Source: S&P Global Market Intelligence 2019 – 2024; Company Reports

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

2 For purposes of the slides in this presentation, "Two Specific Credit Relationships" refers to the two largest nonperforming loans as of September 30, 2025

3 Consumer & Other includes credit card, consumer-other, mortgage warehouse, agriculture and other loan portfolios

4 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period

5 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

23

ACL: Loan loss provision and net charge-offs Loan Loss Provision and Net Charge-Off Ratio Credit Quality Commentary $ in millions $40.0 0.40% ❑ Underlying credit metrics remain healthy 0.27% 0.25% ▪ 11 bps of loans past due 30-89 days, down 6 bps from 2Q25 levels 0.30% 0.25% $35.0 0.23% 0.22% 1 ▪ 61 bps NPL ratio excluding Two Specific Credit Relationships 0.20% $30.0 $26.8 ▪ Two Specific Credit Relationships represent 54% of our Top 10 NPLs 0.10% $25.0 0.00% ❑ NCO ratio of 25 bps in 3Q25; provision expense exceeded net charge-offs $20.0 $15.0 ❑ ACL to total loans ended 3Q25 at 1.50%, up from 1.48% at 2Q25 -0.10% $15.2 $15.0 $13.3 $12.1 $11.9 -0.20% $4.5 $1.8 $1.4 $2.8 $2.2 $10.0 ACL METHODOLOGY AS OF 9/30/25 -0.30% ▪ Moody’s Sept 2025 scenarios with management’s weighting: $11.5 $5.0 $10.6 $10.7 $9.3 $9.6 -0.40% Baseline (75%) / S1 (15%) / S3 (10%) ▪ Total credit coverage / total commitments: 1.34% $0.0 -0.50% 3Q24 4Q24 1Q25 2Q25 3Q25 ACL and ACL to Total Loans NCO Provision Incremental Provision Provision attributable to Two Specific Credit Relationships NCO Ratio $ in millions 1.75% $275.0 1.50% 1.48% 1.48% 1.55% 1.38% 1.35% 1.35% $250.0 $258.0 $253.5 $252.2 1.15% Reserve for Unfunded Commitments $235.0 $225.0 $233.2 0.95% As of As of As of As of As of $ in millions 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 0.75% $200.0 Unfunded Commitments $3,681 $3,739 $3,888 $3,947 $3,955 0.55% Reserve for Unfunded Commitments $25.6 $25.6 $25.6 $25.6 $25.6 0.35% $175.0 0.15% Provision for Unfunded Commitments - - - - - $150.0 -0.05% Reserve / Unfunded Balance 0.70% 0.69% 0.66% 0.65% 0.65% 3Q24 4Q24 1Q25 2Q25 3Q25 ACL ACL to Total Loans 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 24

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as anticipate, “believe,” “continue,” estimate, expect, foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” may, might, will, would, could,“ “should,” “likely” or intend, future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; dividends; asset quality; profitability; earnings; critical accounting policies; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; projections regarding loan repricing; the quarterized results for September 2025 set forth on slide 5; the net interest margin projection set forth on slides 5 and 7; the full-year expense commentary set forth on slide 9; the interest rate sensitivity estimates and projections set forth on slide 13; and the estimates related to the hedging program (including estimated future swap income) set forth on slide 14. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; changes in credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, fines, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; significant increases in nonaccrual loan balances; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; changes in tariff policies; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services and changes in customer behaviors; changes or disruptions in technology and IT systems (including cyber or other information technology threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); fraud that results in material losses or that we have not discovered yet that may result in material losses; the benefits associated with the Company’s early retirement program; pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, political crises, war, and other military conflicts (including the ongoing military conflicts between Russia and Ukraine) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; the effects of a government shutdown; loss of key employees; reliance on third parties for key services; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate and other loans; and other risk factors. Other relevant risk factors are detailed in the Company’s Form 10-K for the year ended December 31, 2024, the Company’s Form 10-Q for the quarter ended June 30, 2025, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the SEC), all of which are available from the SEC on its website, www.sec.gov. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, quarterized, pro forma, projected and estimated numbers are used for illustrative purpose only, are based on hypothetical assumptions that may not accurately reflect future incomes, are not forecasts and are not guaranteed and may differ significantly from actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, loss on sale of securities, net branch right-sizing initiatives, early retirement program, termination of vendor and software services, and losses on early extinguishment of debt. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, gains and/or losses on the sale of securities, or the Two Specific Credit Relationships. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation. 25

Appendix 26

Select Balance Sheet and Other Data 3Q25 vs 2Q25 3Q25 vs 3Q24 $ in millions, except per share data 3Q25 2Q25 3Q24 $ Change % Change $ Change % Change Period End Balances Total loans $17,188.8 $17,111.1 $17,336.0 $77.7 - % $(147.2) (1) % Investment securities 3,319.3 5,996.9 6,349.8 (2,677.6) (45) (3,030.5) (48) Total assets 24,208.2 26,693.6 27,269.4 (2,485.5) (9) (3,061.2) (11) Total deposits 1 9,837.7 21,825.0 2 1,935.4 (1,987.3) (9) (2,097.7) (10) Borrowed funds 692.4 1,032.0 1,463.2 (339.6) (33) (770.8) (53) Total stockholders' equity 3,354.0 3,549.2 3,528.8 (195.2) (6) (174.9) (5) Average Balances Total loans $16,976.2 $17,046.8 $17,208.2 $(70.6) - % $(231.9) (1) % Investment securities 3,994.4 6,047.8 6,444.5 (2,053.4) (34) (2,450.0) (38) Total assets 24,914.9 26,645.1 27,216.4 (1,730.2) (6) (2,301.5) (8) Total deposits 20,529.1 21,431.0 2 1,717.4 (901.9) (4) (1,188.3) (5) Borrowed funds 699.5 1,359.7 1,670.5 (660.2) (49) (971.0) (58) Total stockholders' equity 3,368.3 3,546.2 3,505.1 (177.9) (5) (136.8) (4) Select Other Data Equity to assets 13.85% 13.30% 12.94% 1 8.53 8.46 8.15 Tangible common equity to tangible assets Book value per share $23.18 $28.17 $28.11 1 13.45 16.97 16.78 Tangible book value per share Allowance for credit losses to total loans 1.50% 1.48% 1.35 % Nonperforming loan coverage ratio 168 161 229 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 27

Income Summary 3Q25 Adjusted 3Q25 vs Adjusted 1 $ in millions, except per share data 2Q25 3Q24 Reported Adjusted Net interest income $186.7 $186.7 $14.8 9% $28.9 18 % Noninterest income (756.2) 45.9 3.5 8 0.4 1 Total revenue (569.5) 232.5 18.4 9 29.3 14 Noninterest expense 142.0 139.7 2.9 2 2.9 2 2 (711.6) 9 2.8 15.5 20 26.4 40 Pre-provision net revenue Provision for credit losses 1 2.0 12.0 - - (0.2) (1) Provision for income taxes (160.7) 1 5.9 6.6 71 7.6 92 Earnings ($562.8) $ 64.9 $8.9 16% $18.9 41 % Diluted EPS $(4.00) $ 0.46 $0.02 5% $0.09 24 % Totals may not foot due to rounding 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 28 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

Non-GAAP Reconciliations

$ in thousands, except per share data	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025
Calculation of Adjusted Earnings[1]					
Net Income (Loss)	$ 24,740	$ 48,319	$ 32,388	$ 54,773	$ (562,792)
Certain items					
Branch right sizing, net	410	1,581	994	163	2,004
Loss (gain) on sale of securities	28,393	-	-	-	801,492
Early retirement program	(1)	200	-	1,594	305
Loss on early extinguishment of debt	-	-	-	-	570
Termination of vendor and software services	(13)	-	-	-	-
Tax effect	(7,524)	(466)	(260)	(459)	(176,649)
Certain items, net of tax	21,265	1,315	734	1,298	627,722
Adjusted earnings (non-GAAP)	$ 46,005	$ 49,634	$ 33,122	$ 56,071	$ 64,930
Calculation of Earnings and Adjusted Earnings per Diluted Share[1]					
Earnings available to common shareholders	$ 24,740	$ 48,319	$ 32,388	$ 54,773	$ (562,792)
Diluted earnings per share	$ 0.20	$ 0.38	$ 0.26	$ 0.43	$ (4.00)
Adjusted earnings available to common shareholders (non-GAAP)	$ 46,005	$ 49,634	$ 33,122	$ 56,071	$ 64,930
Adjusted diluted earnings per share (non-GAAP)	$ 0.37	$ 0.39	$ 0.26	$ 0.44	$ 0.46
Average Diluted Shares Outstanding	125,999,269	126,232,084	126,336,557	126,406,453	140,648,704

1 In this presentation, "Adjusted Earnings" may also be referred to as "Adjusted Net Income"

29

Non-GAAP Reconciliations

$ in thousands	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 157,712	$ 164,942	$ 163,422	$ 171,824	$ 186,661
Noninterest income	17,130	43,558	46,155	42,354	(756,187)
Less: Noninterest expense	137,193	141,117	144,580	138,589	142,032
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 37,649	$ 67,383	$ 64,997	$ 75,589	$ (711,558)
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 37,649	$ 67,383	$ 64,997	$ 75,589	$ (711,558)
Plus: (Gain) loss on sale of securities	28,393	-	-	-	801,492
Plus: Branch right sizing costs, net	410	1,581	994	163	2,004
Plus: Early retirement program	(1)	200	-	1,594	305
Plus: Loss on early extinguishment of debt	-	-	-	-	570
Plus: Termination of vendor and software services	(13)	-	-	-	-
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 66,438	$ 69,164	$ 65,991	$ 77,346	$ 92,813
Calculation of PPNR and Adjusted PPNR Per Share					
Average Diluted Shares Outstanding	125,999,269	126,232,084	126,336,557	126,406,453	140,648,704
PPNR per Average Diluted Shares Outstanding	$ 0.30	$ 0.53	$ 0.51	$ 0.60	$ (5.06)
Adjusted PPNR per Average Diluted Shares Outstanding (non-GAAP)	$ 0.53	$ 0.55	$ 0.52	$ 0.61	$ 0.66
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,528,833	$ 3,528,872	$ 3,531,485	$ 3,549,210	$ 3,353,963
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(101,093)	(97,242)	(93,714)	(90,617)	(87,520)
Total intangible assets	(1,421,892)	(1,418,041)	(1,414,513)	(1,411,416)	(1,408,319)
Tangible common stockholders' equity (non-GAAP)	$ 2,106,941	$ 2,110,831	$ 2,116,972	$ 2,137,794	$ 1,945,644
Shares of common stock outstanding	125,554,598	125,651,540	125,926,822	125,996,248	144,703,075
Book value per common share	$ 28.11	$ 28.08	$ 28.04	$ 28.17	$ 23.18
Tangible book value per common share (non-GAAP)	$ 16.78	$ 16.80	$ 16.81	$ 16.97	$ 13.45

30

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 157,712	$ 164,942	$ 163,422	$ 171,824	$ 186,661
Noninterest Income (GAAP)	17,130	43,558	46,155	42,354	(756,187)
Total Revenue (non-GAAP)	$ 174,842	$ 208,500	$ 209,577	$ 214,178	$ (569,526)
Total Revenue (non-GAAP)	$ 174,842	$ 208,500	$ 209,577	$ 214,178	$ (569,526)
Less: Gain (loss) on sales of securities	(28,393)	-	-	-	(801,492)
Less: Loss on early extinguishment of debt	-	-	-	-	(570)
Adjusted Total Revenue (non-GAAP)	$ 203,235	$ 208,500	$ 209,577	$ 214,178	$ 232,536
Employees (FTE)	2,972	2,946	2,949	2,947	2,883
Total Revenue per Employee (FTE)	$ 58.83	$ 70.77	$ 71.07	$ 72.68	$ (197.55)
Adjusted Total Revenue per Employee (FTE)	$ 68.38	$ 70.77	$ 71.07	$ 72.68	$ 80.66
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 17,130	$ 43,558	$ 46,155	$ 42,354	$ (756,187)
Less: Gain (loss) on sale of securities	(28,393)	-	-	-	(801,492)
Less: Loss on early extinguishment of debt	-	-	-	-	(570)
Adjusted Noninterest Income (non-GAAP)	$ 45,523	$ 43,558	$ 46,155	$ 42,354	$ 45,875
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	9.80%	20.89%	22.02%	19.78%	NM
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	22.40%	20.89%	22.02%	19.78%	19.73%

FTE – Full time equivalent
NM – Not meaningful

31

Non-GAAP Reconciliations

$ in thousands	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 137,193	$ 141,117	$ 144,580	$ 138,589	$ 142,032
Less: Branch right sizing expense	410	1,581	994	163	2,004
Less: Early retirement program	(1)	200	-	1,594	305
Less: Termination of vendor and software services	(13)	-	-	-	-
Adjusted Noninterest Expense (non-GAAP)	$ 136,797	$ 139,336	$ 143,586	$ 136,832	$ 139,723
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 137,193	$ 141,117	$ 144,580	$ 138,589	$ 142,032
Total Revenue	$ 174,842	$ 208,500	$ 209,577	$ 214,178	$ (569,526)
Fully taxable equivalent adjustment	6,398	6,424	6,414	6,422	3,811
Efficiency ratio denominator	$ 181,240	$ 214,924	$ 215,991	$ 220,600	$ (565,715)
Efficiency ratio (based on GAAP figures)	75.70%	65.66%	66.94%	62.82%	(25.11)%
Adjusted Noninterest Expense (non-GAAP)	$ 136,797	$ 139,336	$ 143,586	$ 136,832	$ 139,723
Less: Other real estate and foreclosure expense	87	317	198	216	200
Less: Amortization of intangible assets	3,851	3,850	3,527	3,098	3,097
Adjusted efficiency ratio numerator (non-GAAP)	$ 132,859	$ 135,169	$ 139,861	$ 133,518	$ 136,426
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 31)	$ 203,235	$ 208,500	$ 209,577	$ 214,178	$ 232,536
Fully taxable equivalent adjustment	6,398	6,424	6,414	6,422	3,811
Adjusted efficiency ratio denominator (non-GAAP)	$ 209,633	$ 214,924	$ 215,991	$ 220,600	$ 236,347
Adjusted Efficiency Ratio (non-GAAP)	63.38%	62.89%	64.75%	60.52%	57.72%

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

32

Non-GAAP Reconciliations

$ in thousands	3Q 2024	2Q 2025	3Q 2025
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 69,167	$ 73,862	$ 76,249
Less: Early retirement program	(1)	1,594	305
Less: Other	1	(1)	1
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 69,167	$ 72,269	$ 75,943
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 12,216	$ 11,844	$ 12,106
Less: Branch right sizing expense	224	396	432
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,992	$ 11,448	$ 11,674
Calculation of Adjusted Furniture and Equipment Expense			
Furniture and Equipment Expense (GAAP)	$ 5,612	$ 5,474	$ 5,275
Less: Branch right sizing expense	1	23	15
Total Adjusted Furniture and Equipment Expense (non-GAAP)	$ 5,611	$ 5,451	$ 5,260
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 44,540	$ 42,276	$ 43,027
Less: Branch right sizing expense	(13)	(255)	1,556
Less: Termination of vendor and software services	184	-	-
Total Adjusted Other Noninterest Expense (non-GAAP)	$ 44,369	$ 42,531	$ 41,471
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ 761	$ 8,871	$ (160,732)
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 29)	(7,524)	(459)	(176,649)
Adjusted provision for income taxes (non-GAAP)	$ 8,285	$ 9,330	$ 15,917

33

Non-GAAP Reconciliations

$ in thousands	3Q 2024	2Q 2025	3Q 2025
Calculation of Uninsured, Non-Collateralized Deposit Coverage Ratio			
Uninsured deposits at Simmons Bank	$ 8,355,496	$ 8,407,847	$ 9,565,766
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,710,167	2,691,215	2,169,362
Less: Intercompany eliminations	986,626	1,121,932	2,937,147
Total uninsured, non-collateralized deposits (non-GAAP)	$ 4,658,703	$ 4,594,700	$ 4,459,257
FHLB borrowing availability	$ 4,955,000	$ 5,133,000	$ 6,134,000
Unpledged securities	4,110,000	3,697,000	1,575,000
Fed funds lines and Fed discount window	2,109,000	1,894,000	1,824,000
Additional liquidity sources	$ 11,174,000	$ 10,724,000	$ 9,533,000
Uninsured, non-collateralized deposit coverage ratio (non-GAAP)	2.4x	2.3x	2.1x
Calculation of Net Charge-Off Ratio, Excluding Run-Off Portfolio			
Net charge-offs	$ 9,314	$ 10,576	$ 10,711
Less: Net charge-offs from run-off portfolio	3,500	1,100	500
Net charge-offs excluding run-off portfolio (non-GAAP)	$ 5,814	$ 9,476	$ 10,211
Average total loans	$ 17,208,162	$ 17,046,802	$ 16,976,231
Net charge-offs as a percentage of average total loans (annualized) (NCO ratio)	0.22%	0.25%	0.25%
NCO ratio excluding NCOs associated with run-off portfolios (annualized) (non-GAAP)	0.13%	0.22%	0.24%

34

Non-GAAP Reconciliations

$ in thousands	1Q 2025	2Q 2025	3Q 2025
Calculation of NPL ratio, excluding Two Specific Credit Relationships			
Nonperforming loans	$ 152,391	$ 157,162	$ 153,939
Less: Two Specific Credit Relationships	49,761	49,572	49,267
Nonperforming Loans, excluding Two Specific Credit Relationships (non-GAAP)	$ 102,630	$ 107,590	$ 104,672
Total loans	$ 17,094,078	$ 17,111,096	$ 17,188,817
Less: Two Specific Credit Relationships	49,761	49,572	49,267
Total Loans, excluding Two Specific Credit Relationships (non-GAAP)	$ 17,044,317	$ 17,061,524	$ 17,139,550
Nonperforming loans ratio (NPL Ratio)	0.89%	0.92%	0.90%
NPL ratio, excluding Two Specific Credit Relationships (non-GAAP)	0.60%	0.63%	0.61%
Calculation of NPA to Total Assets, excluding Two Specific Credit Relationships			
Nonperforming assets	$ 162,345	$ 166,715	$ 160,717
Less: Two Specific Credit Relationships	49,761	49,572	49,267
Nonperforming Assets, excluding Two Specific Credit Relationships (non-GAAP)	$ 112,584	$ 117,143	$ 111,450
Total assets	$ 26,792,991	$ 26,693,620	$ 24,208,162
Less: Two Specific Credit Relationships	49,761	49,572	49,267
Total Assets, excluding Two Specific Credit Relationships (non-GAAP)	$ 26,743,230	$ 26,644,048	$ 24,158,895
Nonperforming assets to total assets	0.61%	0.62%	0.66%
Nonperforming assets to total assets, excluding Two Specific Credit Relationships (non-GAAP)	0.42%	0.44%	0.46%

35

Non-GAAP Reconciliations 2Q 3Q 2Q 3Q 2025 2025 2025 2025 $ in thousands $ in thousands Calculation of Tangible Common Equity (TCE) Calculation of Adjusted ROAA Total common stockholders’ equity $ 3,549,210 $ 3,353,963 Net income $ 54,773 $ (562,792) Less: Intangible assets 1,411,416 1,408,319 Adjusted earnings (non-GAAP) (reconciliation shown on page 29) $ 56,071 $ 64,930 Total tangible common stockholders’ equity (non-GAAP) $ 2,137,794 $ 1,945,644 Average assets $ 26,645,131 $ 24,914,922 Total assets $ 26,693,620 $ 24,208,162 Return on average assets (ROAA) 0.82% (8.96)% Less: Intangible assets 1,411,416 1,408,319 Adjusted ROAA (non-GAAP) 0.84% 1.03% Total tangible assets $ 25,282,204 $ 22,799,843 Calculation of Adjusted ROTCE Common equity to total assets 13.30% 13.85% Net income $ 54,773 $ (562,792) Tangible common equity to tangible common assets (non-GAAP) 8.46% 8.53% Plus: Amortization of intangible assets, net of taxes 2,289 2,287 Total tangible net income (non-GAAP) $ 57,062 $ (560,505) Adjusted earnings (non-GAAP) (reconciliation shown on page 29) $ 56,071 $ 64,930 Plus: Amortization of intangible assets, net of taxes 2,289 2,287 Total adjusted tangible net income (non-GAAP) $ 58,360 $ 67,217 Average common stockholders’ equity $ 3,546,163 $ 3,368,308 Less: Average intangible assets 1,413,231 1,410,148 Average tangible common stockholders’ equity (non-GAAP) $ 2,132,932 $ 1,958,160 Return on average common equity (ROCE) 6.20% (66.29)% Return on average tangible common equity (ROTCE) (non-GAAP) 10.73% (113.56)% Adjusted return on average common equity (non-GAAP) 6.34% 7.65% Adjusted return on tangible common equity (non-GAAP) 10.97% 13.62% 36

Non-GAAP Reconciliations 2Q 2Q 2025 2025 $ in thousands $ in thousands Calculation of Tier 1 Leverage Ratio Calculation of Total Risk-Based Capital Ratio Stockholders’ equity $ 3,549,210 Tier 1 capital $ 2,551,006 Less: Disallowed intangible assets, net of deferred tax 1,379,104 Plus: Subordinated notes and debentures 366,369 Less: Unrealized loss (gain) on AFS securities 380,900 Less: Subordinated debt phase out (198,000) Tier 1 capital $ 2,551,006 Plus: Qualifying allowance for credit losses and reserve for unfunded commitments 258,079 Total risk-based capital $ 2,977,454 Tier 1 capital $ 2,551,006 Less: Market value adjustment on HTM securities transferred to AFS, net of tax 501,063 Total risk-based capital $ 2,977,454 Adjusted Tier 1 capital $ 2,049,943 Less: Loss on securities sale and repositioning 606,729 Adjusted total risk-based capital $ 2,370,725 Average assets for leverage ratio $ 25,606,135 Less: Market value adjustment on HTM securities transferred to AFS, net of tax 501,063 Risk weighted assets $ 20,646,324 Adjusted average assets for leverage ratio $ 25,105,072 Less: Securities sale and repositioning (assuming 32.9% risk weighting) 943,205 Adjusted risk weighted assets $ 19,703,119 Tier 1 Leverage Ratio 9.96% Adjusted Tier 1 Leverage Ratio (Economic Capital) (non-GAAP) 8.17% Total Risk-Based Capital Ratio 14.42% Adjusted Total Risk-Based Capital Ratio (Economic Capital) (non-GAAP) 12.03% 1 Calculation of CET 1 Capital Ratio Tier 1 capital $ 2,551,006 Less: Loss on securities sale and repositioning 606,729 Adjusted Tier 1 capital $ 1,944,277 Risk weighted assets $ 20,646,324 Less: Securities sale and repositioning (assuming 32.9% risk weighting) 943,205 Adjusted risk weighted assets $ 19,703,119 CET 1 Capital Ratio 12.36% Adjusted CET 1 Capital Ratio Ratio (Economic Capital) (non-GAAP) 9.87% 1 At June 30, 2025, the CET 1 Capital Ratio and the Tier 1 Risk-Based Capital Ratio were the same for the Company 37

Non-GAAP Reconciliations September September 2025 2025 $ in thousands $ in thousands Calculation of Adjusted ROAA Calculation of Pre-Provision Net Revenue (PPNR) Net income $ 21,147 Net interest income $ 63,171 Plus: Branch right sizing costs 1,788 Plus: Noninterest income 15,734 Plus : Loss on early extinguishment of debt 570 Less: Noninterest expense 49,802 Less: Tax effect (616) Pre-Provision Net Revenue (PPNR) (non-GAAP) $ 29,103 Adjusted earnings (non-GAAP) $ 22,889 Calculation of Adjusted Pre-Provision Net Revenue Pre-Provision Net Revenue (PPNR) (non-GAAP) $ 29,103 Average assets $ 24,162,450 Plus: Branch right sizing costs, net 1,788 Return on average assets (ROAA) 1.06% Plus: Loss on early extinguishment of debt 570 Adjusted ROAA (non-GAAP) 1.15% Adjusted Pre-Provision Net Revenue (non-GAAP) $ 31,461 Calculation of Adjusted ROTCE Adjusted Pre-Provision Net Revenue (Non-GAAP) quarterized $ 96,480 Net income $ 21,147 Plus: Amortization of intangible assets, net of taxes 762 Total tangible net income (non-GAAP) $ 21,909 Adjusted earnings (non-GAAP) (reconciliation shown above) $ 22,889 Plus: Amortization of intangible assets, net of taxes 762 Total adjusted tangible net income (non-GAAP) $ 23,651 Average common stockholders’ equity $ 3,343,526 Less: Average intangible assets 1,409,145 Average tangible common stockholders’ equity (non-GAAP) $ 1,934,381 Return on average common equity (ROCE) 7.70% Return on average tangible common equity (ROTCE) (non-GAAP) 13.78% Adjusted return on average common equity (non-GAAP) 8.33% Adjusted return on tangible common equity (non-GAAP) 14.88% 38

Nasdaq SFNC rd 3 Quarter 2025 Earnings Presentation October 16, 2025